UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): April 14, 2026

ChargePoint Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)
(408) 841-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 14, 2026, the Board of Directors of ChargePoint Holdings, Inc. (the “Company”) designated Natella Novruzova, the Company’s Corporate Controller, to serve as the Company’s Chief Accounting Officer and Principal Accounting Officer, effective as of April 14, 2026. Ms. Novruzova will assume the Principal Accounting Officer duties from Mansi Khetani, the Company’s Chief Financial Officer, and Ms. Khetani will remain the Principal Financial Officer of the Company. Ms. Novruzova, age 56, has served in various capacities with the Company since June 2019, most recently as Vice President, Corporate Controller. Prior to joining the Company, Ms. Novruzova served as the Director of Accounting at RingCentral, Inc. a cloud based unified communications company from March 2017 to June 2019, and as Finance Operations Controller at NetSuite Inc., a SAAS ERP company from October 2014 to March 2017. Ms. Novruzova holds a Master of Business Administration degree from Cal State East Bay.
In connection with her appointment as Chief Accounting Officer, Ms. Novruzova's annual base salary was increased to $355,000 and she will be eligible to participate in the Company's Incentive Bonus Plan with a target bonus opportunity equal to 40% of her annual base salary. Ms. Novruzova will be eligible to participate in the Company's other generally available employee benefit programs. Ms. Novruzova has no family relationships with any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Novruzova and any other person pursuant to which she was designated as an officer of the Company. Ms. Novruzova is not a party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Mansi Khetani
Name: Mansi Khetani
Title: Chief Financial Officer
Date: April 17, 2026